                                                                   EXHIBIT 10.42

                      PREFERRED STOCK PURCHASE AGREEMENT

     PREFERRED STOCK PURCHASE AGREEMENT, dated as of April 11, 1997, by and between Jayhawk Medical Acceptance Corporation, a Texas corporation (the "Company"), and Carl H. Westcott ("Purchaser").

     In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

SECTION 1.  DEFINITIONS.
            -----------

      1.1.  Definitions.
            -----------

            As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Act" means the Securities Act of 1933, as amended, and the rules
             ---
and regulations of the Commission thereunder.

            "Affiliate" means, with respect to any Person, any Person that,
             ---------
directly or indirectly, controls, is controlled by or is under common control with, such Person in question. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

            "Agreement" means this Agreement as the same may be amended,
             ---------
supplemented or modified in accordance with the terms hereof and in effect.

            "Closing" has the meaning assigned to that term in Section 2.1
             -------
hereof.

            "Closing Date" means the date specified pursuant to Section 2.1
             ------------
hereof.

            "Common Stock" means the Common Stock, par value $.0l per share, of
             ------------
the Company.

            "Company" means Jayhawk Medical Acceptance Corporation, a Texas
             -------
corporation.

            "Conversion Shares" means any shares of Common Stock or any
             -----------------
successor class of stock of the Company issued or issuable upon conversion of the Preferred Stock.

            "JAC" means Jayhawk Acceptance Corporation, a Texas corporation and
             ---
holder of all of the issued and outstanding Common Stock of the Company.

            "Person"  means an individual or corporation, partnership, trust,
             ------
incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

            "Preferred Stock" means the Series A Redeemable, Convertible
             ---------------
Preferred Stock, par value $.01 per share, of the Company, having the rights and designations set forth in that "Statement of Resolution Establishing Series of Preferred Stock of Jayhawk Medical Acceptance Corporation," substantially in the form attached as Exhibit A hereto.
                 ---------

            "Purchaser" means Carl H. Westcott.
             ---------

            "Securities" means the Preferred Stock and the Conversion Shares.
             ----------

            "Time of Purchase" has the meaning provided therefor in Section 2.1
             ----------------
of this Agreement.


SECTION 2.  PURCHASE AND SALE OF PREFERRED STOCK.
            ------------------------------------

      2.1.  Purchase and Sale of Preferred Stock; the Closing.
            -------------------------------------------------

            Subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at the Time of Purchase, up to 50,000 shares of Preferred Stock at a price equal to $100.00 per share, payable as set forth below.

            The sale and purchase of the Preferred Stock shall take place from time to time, at one or more closings (the "Closing") to be held at such time as the Purchaser shall specify by notice to the Company, at least two business days prior thereto, except that the first Closing shall occur on the date hereof. At each such Closing, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser that number of shares of Preferred Stock specified by Purchaser, within the aggregate limits set forth in the first paragraph of this Section 2.1. On the first Closing, Purchaser shall purchase, and the Company shall sell to Purchaser, 20,000 shares of Preferred Stock. The date on which a Closing is scheduled to take place is herein called the "Closing Date." The time at which such Closing is concluded is herein called the "Time of Purchase."

            Delivery of the Preferred Stock to be purchased by the Purchaser pursuant to this Agreement shall be made at the specified Closing by the Company delivering to the Purchaser, against payment of the purchase price therefor, an appropriate certificate evidencing the number of shares of Preferred Stock purchased by the Purchaser hereunder (registered in the name of the Purchaser).

            Payment of the purchase price for the Preferred Stock to be purchased hereunder shall be made by (i) in the case of the first 20,000 shares of Preferred Stock to be purchased and sold hereunder, by the Purchaser's delivery and surrender to the Company of two promissory notes, one dated March 31, 1997 and the other dated April 11, 1997, each in the original principal amount of $1,000,000 and made by the Company in favor of the Purchaser, and (ii) with respect to additional shares of Preferred Stock to be purchased by the Purchaser, payable by check payable to the order of the Company.

            Following confirmation of a plan of reorganization containing the Designated Provisions (as defined in Section 6.1) in JAC's chapter 11 case under Title 11, United States Code, pending in the United States Bankruptcy Court ("Court") for the Northern District of Texas, Dallas Division, Case No. 397-31261-SAF-11, and JAC's performance of its obligations under the Designated Provisions, including payment of the JMAC Claim in full to the Purchaser and the issuance of shares of JAC Common Stock in exchange for the shares of Preferred Stock as described in clause (ii) of Section 6.1 hereof, the right of the Purchaser to purchase shares of Preferred Stock hereunder, and the obligation of the Company to sell such shares, shall terminate.

            If the Company shall provide notice of its election to redeem all of the outstanding shares of Preferred Stock in the manner provided in the "Statement of Resolution Establishing Series of Preferred Stock of Jayhawk Medical Acceptance Corporation," upon the receipt of such notice by the Purchaser, the right of the Purchaser to purchase shares of Preferred Stock hereunder, and the obligations of the Company to sell such shares, shall terminate; provided, however, if on the date fixed for redemption, the Company shall fail to discharge its obligations associated with such redemption and shall fail to redeem all of the outstanding Preferred Stock on the date fixed for redemption, the notice of redemption shall be of no effect and the right of the Purchaser to purchase shares of Preferred Stock hereunder, and the obligations of the Company to sell such shares to the Purchaser, shall be reinstated and shall continue unimpaired.

SECTION 3.  CLOSING CONDITIONS.
            ------------------

      3.1.  Conditions to the Obligations of the Purchaser.
            ----------------------------------------------

            The obligation of the Purchaser to purchase and pay for the Preferred Stock to be purchased by him at the Closing and to perform any obligations hereunder shall be subject to the satisfaction or waiver of the following conditions at the Time of Purchase:

            3.1.1.  Representations and Warranties True.
                    -----------------------------------

            The representations and warranties of the Company contained in
Section 4 hereof shall be true and correct in all material respects at and as of the Time of Purchase as if made at and as of the Time of Purchase.

            3.1.2.  Compliance with this Agreement.
                    ------------------------------

            The Company shall have performed and complied with all of its agreements and conditions set forth herein which are required to be performed or complied with by it on or before the Closing Date.

            3.1.3.  All Proceedings Satisfactory.
                    ----------------------------

                    All corporate and other proceedings taken prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all documents and evidences thereto, shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser shall receive such copies thereof and other materials (certified by an officer of the Company, if requested) as he may reasonably request in connection therewith.

            3.1.4.  Purchase Permitted by Applicable Laws; Legal Investment.
                    -------------------------------------------------------

                    The purchase of and payment for the Preferred Stock to be purchased by the Purchaser hereunder (i) shall not be prohibited by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), (ii) shall not subject the Purchaser to any penalty or, in his reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which he is subject.

            3.1.5.  Effectiveness of Preferred Stock Terms.
                    --------------------------------------

                    The Board of Directors of the Company shall have adopted a resolution establishing the terms of the Preferred Stock substantially as set forth in Exhibit "A" hereto, and such action shall have been made legally valid
         ----------
and effective by filing that resolution with the Secretary of State of the State of Texas in accordance with Texas laws.

        3.2.  Conditions to the Obligations of the Company.
              --------------------------------------------

              The obligations of the Company to issue and sell the Preferred Stock shall be subject to the following conditions: (i) the representations and warranties made by the Purchaser at such Closing herein shall be true and correct in all material respects at and as of the Time of Purchase with the same effect as though such representations and warranties had been made at and as of the Time of Purchase, and (ii) no statute, rule or regulation shall have been enacted or promulgated by any governmental authority which prohibits the consummation of the transaction contemplated hereby, and there shall be no order or injunction of a court of competent jurisdiction in effect precluding the consummation of this Agreement.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.
            ------------------------------

      4.1.  Representations and Warranties of the Company.
            ---------------------------------------------

            A.  The Company represents and warrants to the Purchaser as follows:

                (a) Organization.  The Company is a corporation duly organized,
                    ------------
validly, existing and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required. The Company has all required corporate power and authority to own its property and to carry on its business as presently conducted. The copies of the Articles of Incorporation and By-Laws of the Company, as amended to date, which have been furnished by the Company to counsel for the Purchaser, are correct and complete at the date hereof. The Company is not in violation of any term of its Articles of Incorporation or By-Laws.

                (b) Authority relative to the Agreement. The Company has all
                    -----------------------------------
required corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary for the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company, and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The Preferred Stock has been duly and validly authorized by the Company and, when issued and paid for, will be fully paid and nonassessable and free of preemptive or other similar rights; and the certificates evidencing the Preferred Stock will be in due and proper form. The Company has authorized and reserved for issuance upon conversion of the Preferred Stock not less than 20,000 shares of its Common Stock, and the Conversion Shares will be, when issued, validly authorized and issued, fully paid and non-assessable and free of preemptive rights.

                (c) No Violation.  Neither the execution and delivery of this
                    ------------
Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the charter or bylaws of the Company; (ii) require any consent, approval or notice under (other than consents or approvals obtained and notices made), or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its properties or assets may be bound which would be materially adverse to the Company; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

                (d) Financial, Statements, Disclosure. The financial statements
                    ---------------------------------
of the Company for the year ended December 31, 1996, together with the notes related thereto, present fairly the financial position of the Company as of the respective dates of the balance sheets included therein and the results of operations and the changes in financial position of the Company for such fiscal year, all in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and there has been no material adverse change in the financial condition of the Company since December 31, 1996, except as has been disclosed to the Purchaser in writing.

                (e) Litigation.  There are no actions, suits, proceedings or
                    ----------
investigations pending or, to the best of the knowledge of the Company, threatened against the Company or its parent corporation, Jayhawk Acceptance Corporation, before or by any court, governmental agency or regulatory authority (federal, state, local or foreign) or any other Person which (i) if adversely determined could have a material adverse effect on the operations, business, property, assets, financial condition or prospects of the Company or (ii) relate to or challenge the legality, validity or enforceability of this Agreement.

                (f) Governmental Consents.  No consents, waivers, approvals or
                    ---------------------
authorizations of, or filings, registrations or qualifications with, any governmental authority is required on the part of the Company as a condition to the execution, delivery and performance of this Agreement or the offer, issuance, sale or delivery of the Preferred Stock.

                (g) Capitalization.  The authorized capital stock of the Company
                    --------------
consists of 100,000 shares of Common Stock, $.01 par value, of which 1,000 shares are issued and outstanding, and 100,000 shares of preferred stock, par value, $.01, of which no shares are outstanding. All of the outstanding shares are validly issued, fully paid and nonassessable and are free of preemptive rights. The Company has no outstanding capital stock or securities convertible into or exchangeable for any shares of its stock, or any rights (either preemptive or other), to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any stock or any stock or securities convertible into or exchangeable for any stock. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, redeem or retire any shares of its stock or any securities convertible into or exchangeable for any stock. There are no voting trusts or other agreements or understandings with respect to the voting of the capital stock of the Company to which the Company is a party or of which the Company has knowledge.

                (h) Compliance with Applicable Laws. The business of the Company
                    -------------------------------
is not being conducted in violation of any law, ordinance or regulation of any governmental body or agency, federal, state or local, except for possible violations which individually or in the aggregate would not result in a material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company.

                (i) Approval of U.S. Bankruptcy Court to Amendment of
                    -------------------------------------------------
Corporation's Charter to Create a Class of Preferred Stock. An order has been
----------------------------------------------------------
entered by the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division, which order has become non-appealable, which authorized the Corporation's sole stockholder to vote its shares of common stock in the Company to amend the Articles of Incorporation of the Company to create a class of preferred stock that can be issued by the Board of Directors in accordance with applicable corporate law, and no actions, suits or proceeds are pending or threatened by any Person challenging such order or the transactions contemplated hereby.

      4.2.  Representations and Warranties of the Purchaser.
            -----------------------------------------------

            A. The Purchaser represents and warrants to, and covenants and agrees with the Company, as follows:

                (a) Authority. The execution of this Agreement has been duly
                    ---------
executed and delivered, and constitutes a valid, legal, binding and enforceable agreement of the Purchaser.

                (b) Investment. The Purchaser is acquiring the Securities for
                    ----------
his own account, for investment, and not with a view to any "distribution" thereof within the meaning of the Act.

                (c) Restrictions on Transfer. The Purchaser understands that
                    ------------------------
because the Securities have not been registered under the Act, he cannot dispose of any or all of the Securities unless such Securities are subsequently registered under the Act or exemptions from such registration are available. The Purchaser acknowledges and understands that he has no independent right to require the Company to register the Securities. The Purchaser further understands that the Company may, as a condition to the transfer of any of the Securities, require that the request for transfer be accompanied by opinion of counsel, in form and substance satisfactory to the Company, to the effect that the proposed transfer does not result in violation of the Act, unless such transfer is covered by an effective registration statement under the Act. The Purchaser understands that each certificate representing the Securities will bear the following legend or one substantially similar thereto:

      The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, or an opinion of counsel satisfactory to the corporation that registration is not required under such Act.

                (d) Sophistication. The Purchaser is knowledgeable and
                    --------------
experienced business and financial matters and capable of evaluating the merits and risks of the investment in the Securities, is able to bear the economic risk of loss of his investment in the Company, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself of such opportunity either directly or through his authorized representative.

                (e) Private Offering.  The Purchaser has been advised that the
                    ----------------
Securities have not been and are not being registered under the Act or under the "blue sky" laws of any jurisdiction and that the Company in issuing the Preferred Stock and the Conversion Shares is relying upon, among other things, the representations and warranties of the Purchaser contained in this Section
4.2 in concluding that each such issuance is a "private offering" and does not require compliance with the registration provisions of the Act.

                (f) Accredited Investor. The Purchaser is an "accredited
                    -------------------
investor" within the meaning of Rule 501 under the Act.

SECTION 5.  FEES AND EXPENSES.
            -----------------

            The Company agrees to pay the following expenses relating to this
Agreement:

                (a) the fees and expenses of legal counsel to the Purchaser incurred in connection with the negotiation and documentation of the transactions contemplated hereby, together with the fees and expenses of bankruptcy counsel to the Purchaser associated with approval of the U.S. Bankruptcy Court to the amendment of the Articles of Incorporation of the Company.

                (b) the cost of reproduction, execution and delivery of this Agreement and any other documents contemplated hereby or thereby;

                (c) all expenses relating to any amendment or modification of, or any waiver or consent under, this Agreement; and

                (d) all other fees and expenses incurred by the Purchaser relating to the transactions contemplated hereby.

SECTION 6.  FURTHER COVENANTS OF PURCHASER AND THE COMPANY.
            ----------------------------------------------

      6.1.   Covenant of the Purchaser.
             -------------------------

             The Purchaser hereby agrees to support and vote in favor of JAC's plan of reorganization (the "Plan") that is filed by JAC in JAC's Chapter 11 case under Title 11, United States Code, pending in the United States Bankruptcy Court (the "Court") for the Northern District of Texas, Dallas Division, Case No. 397-31261-SAF-11; provided, however, the Purchaser shall not be obligated to
                      --------  -------
support or vote in favor of JAC's Plan if the Plan is not confirmed by the Court by October 2, 1997, in which case the provisions of this Section 6.1 shall be of no force or legal effect; and further, provided, that the Purchaser shall not be
                              -------  --------
obligated to support or vote for the Plan unless the Plan contains the following provisions (herein, the "Designated Provisions") (or, in lieu of any one or more of the Designated Provisions, such other provisions substantially similar to the Designated Provisions respecting the treatment of the Preferred Stock and the JMAC Claim (as defined below) as are reasonably acceptable to the Purchaser and are agreed to in writing by the Purchaser prior to confirmation of the Plan):

            (i) The Plan shall provide for payment by JAC of the $7.4 million claim due to the Company (the "JMAC Claim") in full within six months following confirmation of the Plan in accordance with an amortization schedule reasonably acceptable to the Purchaser and to be specified in the Plan; and

            (ii) On the confirmation date of the Plan, JAC shall issue to the Purchaser a number of shares of Common Stock of JAC equal to the amount derived by dividing (i) the redemption price of the Preferred Stock at the confirmation date, as determined pursuant to that "Statement of Resolution Establishing Series A Preferred Stock of Jayhawk Medical Corporation," the form of which is attached hereto, by
          (ii) an amount equal to 75% of the average of the last reported daily sale price per share of JAC's Common Stock on the NASDAQ National Market during the period beginning with the twentieth (20th) trading day preceding the date the Plan is confirmed and continuing for a period ending on the twentieth (20th) trading day following the date the Plan is confirmed, as reported in The Wall Street Journal, and in exchange therefore the Purchaser shall surrender the Preferred Stock to JAC for cancellation (such shares of Common Stock shall be issued in the name of the Purchaser or such other name as he shall direct).

In the event that the terms of the Plan, as proposed for confirmation or as confirmed, vary in any respect with respect to the foregoing, or do not contain all of the Designated Provisions (or, in lieu of any one or more of the Designated Provisions, such other provisions substantially similar to the Designated Provisions respecting the treatment of the Preferred Stock and the JMAC Claim as are reasonably acceptable to the Purchaser and as are agreed to in writing by the Purchaser prior to confirmation of the Plan), or in the event the Plan is not confirmed by October 2, 1997, the Purchaser shall have no obligation to support or to vote for the Plan and the foregoing provisions for the treatment of the Preferred Stock and the JMAC Claim under the Plan shall be of no further effect, and the Preferred Stock shall be retained by the Purchaser and Purchaser shall be entitled to all the rights and privileges provided therefor under the aforesaid Statement of Resolution Establishing Series of Preferred Stock of Jayhawk Medical Corporation and under this Agreement.

      6.2.  Covenant of the Company.
            -----------------------

            The Company agrees that promptly upon receipt of the proceeds of JAC's payment of all or any part of the JMAC Claim, the Company shall remit such payment to the Purchaser in reduction of indebtedness of the Company due to the Purchaser (to be applied on a dollar-for-dollar basis). In furtherance of the foregoing and to further secure the Purchaser, the Company hereby assigns to the Purchaser all of its right, title and interest to the JMAC Claim and all proceeds receivable in payment thereof and hereby unconditionally and irrevocably directs JAC to make payment of the JMAC Claim due to the Company directly to the Purchaser.

SECTION 7.  INDEMNIFICATION.
            ---------------

      7.1.  Indemnification.
            ---------------

            (a) The Company agrees to indemnify the Purchaser and any Affiliate thereof against and hold each of them harmless from all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses asserted against or incurred by the Purchaser or any Affiliate thereof by reason of or resulting from a breach by the Company of any representation, warranty, covenant or agreement contained herein.

            (b) The remedies provided in this Section 6.1 shall not be exclusive of any other rights or remedies available by one party against the other, either at law or in equity.

SECTION 8.  MISCELLANEOUS.
            -------------

      8.1.  Survival of Provisions.
            ----------------------

            All of the representations, warranties and covenants of the parties made herein and each of the provisions of Sections 4, 5, 6, 7 or 8.1 shall survive (i) the execution and delivery of the shares and closing under this Agreement, (ii) any investigation by or on behalf of the Purchaser, the Company or any Affiliate of either party, acceptance by the Purchaser of any of the Preferred Stock and payment therefor and (iii) the termination of this Agreement.

      8.2.  Notices.
            -------

            All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telex, telegram, telecopier, courier service or personal delivery:

              (a) if to the Purchaser, at the following address:

                  100 Crescent Court
                  Suite 1620
                  Dallas, TX 75201

                  With copy to:

                  L. Steven Leshin
                  Jenkens & Gilchrist
                  1445 Ross Avenue, Suite 3200
                  Dallas, Texas  75202

              (b) if to the Company, at the following address:

                  Galleria Tower II
                  13455 Noel Road, Suite 1800
                  Dallas, TX 75240
                  Attention: President

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the day delivered, if sent by courier service.

      8.3.  Successors and Assigns.
            ----------------------

            This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, other than transferees of Preferred Stock or the Conversion Stock as such.

      8.4.  Amendment and Waiver.
            --------------------

            No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or the Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Purchaser and the Company. Any amendment, supplement or modification to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

      8.5.  Counterparts.
            ------------

            This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      8.6.  Governing Law.
            -------------

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      8.7.  Severability.
            ------------

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      8.8.  Entire Agreement.
            ----------------

            This Agreement, together with the exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.



               [Remainder of this Page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                                          JAYHAWK MEDICAL
                                           ACCEPTANCE CORPORATION


                                          By:  /s/ DOUGLAS THEODORE
                                               ---------------------------------
                                               Douglas Theodore
                                               Vice President


                                          PURCHASER


                                          /s/ CARL H. WESTCOTT
                                          --------------------------------------
                                          Carl H. Westcott